As filed with the Securities and Exchange Commission on September 20, 2010
1933 Act Registration No. 333-148917
1940 Act Registration No. 811-08559
CIK No. 0001051629

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 8

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 89

Lincoln Life & Annuity Flexible Premium Variable Life Account M
(Exact Name of Registrant)

Lincoln VULone2007

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
(Exact Name of Depositor)

100 Madison Street, Suite 1860
Syracuse, NY 13202
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, Including Area Code: (315) 428-8400

Robert O. Sheppard, Esquire
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
(Name and Address of Agent for Service)

Copy to:
John L. Reizian
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103

Approximate Date of Proposed Public Offering: Continuous

Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the
Registrant for the fiscal year ending
December 31, 2009 was filed March 23, 2010.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/ / on August 16, 2010 pursuant to paragraph (b)
/x/ 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be
 September 3, 2010.

PART A

The prospectuses for Lincoln VULone 2007 variable universal life policies, as supplemented, are incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-148917) filed on April 6, 2010 and to the definitive 497 Filing filed on May 4, 2010.

PART B

The Statements of Additional Information for Lincoln VULone 2007 variable universal life policies are incorporated herein by reference to Post-Effective Amendment No.3 (File No. 333-148917) filed on April 6, 2010 and to the definitive 497 Filing filed on May 4, 2010.

Lincoln Life & Annuity Company of New York:
Lincoln Life & Annuity Flexible Premium Variable Life Account M

Supplement Dated ____________
To the Product Prospectuses dated May 1, 2010 for:

Lincoln VULONE2007

This supplement outlines changes to the prospectus for Lincoln VULone2007 that will be applicable to policies depending on when the policy was issued.

The changes described in Section I, below, apply only to policies issued before ____________ and with policy specification pages LN696-1-07.

The changes described in Section II, below (see page 6),  apply only to new policies issued on or after _____________ and with policy specification pages LN696-3.  These revisions are occasioned by a re-pricing of the insurance elements of the product and are more fully described below:

This supplement is for informational purposes and requires no action on your part.  Please also note that certain terms used in this supplement are defined within the sentences where they appear, in the relevant provisions of the prospectus or in the prospectus Glossary.

Section I

Overview of the changes to the prospectus:

The Surrender Charge shown for a Representative Insured shown in the Surrender Charge disclosure in “Table I: Transaction Fees”, in the Charges and Fees section of the “POLICY SUMMARY” provision has been changed. The Surrender Charge for the male Representative Insured has been changed from “$27.52 per $1000 of specified amount” to “$27.25 per $1000 of specified amount.”

The change noted above has resulted in changes in the numerical values in some of the representative calculations and tables included in the prospectus, dated May 1, 2010.  The tables, calculations and the sentences in which these numerical changes occur, including Appendix A, are set out below.

Please refer to the May 1, 2010 prospectus for a discussion of all other provisions of your policy that are not discussed in this supplement.

For policies issued before ___________ and with policy specification pages LN696-1-07, the prospectus dated May 1, 2010 is being amended as follows (in order of how these respective sections appear in the prospectus):

Changes to “Charges and Fees” (under “POLICY SUMMARY”, sub-section “Charges and Fees”):

“Table I: Transaction Fees” and its footnotes are deleted in their entirety and replaced by the following “Table I: Transaction Fees”, containing the amended “Charge for a Representative Insured” under the “Surrender Charge” section:

Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge imposed on premiums (Premium Load) (Average of 3.0% of this Charge is used for state and federal tax obligations)	When you pay a premium.	7.0% of each premium payment in policy years 1-20 and 4.0% in policy years 21 and later.1
Surrender Charge*2
For up to 15 years from the Policy Date and up to 15 years from the effective date of each increase in specified amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your policy.  For up to 10 years from the Policy Date or up to 10 years from the effective date of each increase in specified amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount.

Maximum Charge		$60.00 per $1,000 of specified amount.
Minimum Charge		$0.00 per $1,000 of specified amount.
Charge for a Representative Insured		For a male, age 45, standard non-tobacco, in year one the maximum Surrender Charge is $27.25 per $1,000 of specified amount.
Transfer Fee	Applied to any transfer request in excess of 24 made during any policy year.	$25

* These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from you financial advisor.

1 The maximum sales charge imposed on premiums (load) of 7.0% (4.0% in policy years 21 and later) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owner resides.

2 During the life of the policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your policy’s Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy’s Surrender Value, you must request a Full Surrender of you policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your policy.)

Changes to “POLICY CHARGES AND FEES” section of the prospectus:

The following replaces the second paragraph of the “Full Surrenders” section:

For example, the Surrender Charge for a Full Surrender of a policy at the end of the tenth policy year for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000 which has not been increased would be; a) $1.86 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $1,860.

Changes to “APPENDIX A”

The following Appendix A-1, replaces in full Appendix A.  The values have changed due to the changes in Charges and Fees described above:

APPENDIX A-1

EXAMPLE OF SURRENDER CHARGE CALCULATIONS:

The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, assumed investment return of 8.00% (7.24% net) and a planned annual Premium Payment of $15,000 (all amounts shown for the end of each policy year in each of the tables below are in dollars):

1)  Fully surrender the policy at the end of the representative policy years shown:

End of Year	Accumulation Value	Surrender Charge	Surrender Value
1	9,735	25,890	0
10	123,435	1,860	121,575
16	262,577	0	262,577

In the table above, the Surrender Charge at the end of year 1 would be:
a)	$25.89 multiplied by
b)	1,000 ($1,000,000 divided by 1,000), or $25,890.

2) Decrease the Initial Specified Amount by $500,000 from $1,000,000 to $500,000 at the end of the representative policy years shown:

End of Year	Surrender Charge
1	6,473
5	3,990
11	0

In the table above, the Surrender Charge at the end of year 1 would be:
a)	25.89 multiplied by
b)	250 ($500,000 minus $250,000 ($1,000,000 multiplied by 25%) divided by 1,000), or $6,473.

•
In the table above, Surrender Charges were only imposed on that part of the Reduction in Initial Specified Amount which exceeded 25% of the Initial Specified Amount. Therefore, only $250,000 of the requested $500,000 Reduction in the Initial Specified Amount is assessed a Surrender Charge.

3)  Increase the specified amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then Fully Surrender the policy at the end of the representative policy years shown:

End of Year	Accumulation Value	Surrender Charge on Initial $1,000,000 of Specified Amount	Surrender Charge on Additional $500,000 of Specified Amount	Total Surrender Charge	Surrender Value
9	94,759	4,680	11,495	16,175	78,584
12	134,021	0	4,305	4,305	129,716
16	198,759	0	0	0	198,759
21	309,685	0	0	0	309,685

In the table above, the surrender charge at the end of year 9 would be:
a)
  (i)   4.68 multiplied by
  (ii)  1,000 ($1,000,000 divided by 1,000), plus

b)
  (i)   22.99 multiplied by
  (ii)  500 ($500,000 divided by 1,000), or $16,175.

•	At the end of year 9 and 12, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional specified amount.
•	At the end of year 16, the Surrender Charge for the Initial Specified Amount would have expired.
•	At the end of year 21, the Surrender Charge for both the Initial and additional specified amount would have expired.

4)  Increase the specified amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then decrease the specified amount by $900,000 from $1,500,000 to $600,000 at the end of the representative policy year shown:

End of Year	Surrender Charge on Initial $1,000,000 of Specified Amount	Surrender Charge on Additional $500,000 of Specified Amount	Total Surrender Charge
9	702	8,622	9,324
12	0	3,229	3,229
21	0	0	0

In the table above, the surrender charge at the end of year 9 would be:
a)
  (i)   4.68 multiplied by
  (ii)  150 ($400,000 minus $250,000 ($1,000,000 multiplied by 25%) divided by 1,000), plus

b)
  (i)   22.99 multiplied by
  (ii)  375 ($500,000 minus $125,000 ($500,000 multiplied by 25%), divided by 1,000), or $9,324.

•
In the table above, Surrender Charges were only imposed on that part of the Reduction in Initial Specified Amount which exceeded 25% of the Initial Specified Amount and on that part of the reduction of the increase in specified amount which exceeded 25% of the increase in specified amount. Therefore, only $375,000 of the $500,000 increase in specified amount being surrendered is assessed a Surrender Charge and only $150,000 of the $400,000 of the Initial Specified Amount being reduced is assessed a Surrender Charge.

•	At the end of year 9, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional specified amount.
•	At the end of year 12, the Surrender Charge for the Initial Specified Amount would have expired after year 10.
•	At the end of year 21, the Surrender Charge for both the Initial and additional specified amount would have expired after year 17.

Section II

Overview of the changes to the prospectus:

1.  In the prospectus, under “POLICY SUMMARY”, the provision with respect to Charges and Fees:

•
The Surrender Charge shown for a Representative Insured shown in the Surrender Charge section of “Table I: Transaction Fees” has been changed. The Surrender Charge for the male Representative Insured has been changed from “$27.52 per $1000 of specified amount” to “$27.95 per $1000 of specified amount.”

•
The Cost of Insurance charge shown for a Representative Insured shown in the Cost of Insurance section of “Table II: Periodic Charges Other Than Fund Operating Expenses” has been changed. The Cost of Insurance charge for the male Representative Insured has been changed from “$0.19 per month per $1000 of Net Amount at Risk” to “$0.20 per month per $1000 of Net Amount at Risk.”

•
The charge shown in the Administrative Fee section of “Table II: Periodic Charges Other Than Fund Operating Expenses” for a Representative Insured has been changed.   The charge for a male Representative Insured has been changed from “$0.24 per month per $1000 of specified amount” to “$0.13 per month per $1000 of specified amount.”

•
The Policy Loan Interest Charge section of “Table II: Periodic Charges Other Than Fund Operating Expenses” and the corresponding footnote have been changed. The charge has been changed from “5.0% annually of the amount held in the loan account” to “4.0% annually of the amount held in the loan account.”

The changes noted above have resulted in changes in the numerical values in some of the representative calculations and tables included in the prospectus, dated May 1, 2010.  The tables, calculations and the sentences in which these numerical changes occur, including Appendix A, are set out below.

2.  In the prospectus under “DEATH BENEFITS”, the section entitled “Changes to the Initial Specified Amount and Death Benefit Options ” has been changed and a provision entitled “Death Benefit Qualification Test” has been added.  This change allows you to choose whether your policy will be determined to be “life insurance” under the Internal Revenue Code Section 7702 by qualifying under: (a) the Code’s Guideline Premium Test; or (b) the Code’s Cash Value Accumulation Test.  You must make your choice at the time you apply for the policy and, once made, your choice cannot be changed.

3.  In the prospectus under “TAX ISSUES”, the section entitled “Taxation of Life Insurance Contracts in General”, sub-section “Tax Status of the Policy” the second paragraph has been changed.  The paragraph has been amended to state that the Cash Value Accumulation Test may be applied if you so elect at the time you apply for the policy.

Please refer to the May 1, 2010 prospectus for a discussion of all other provisions of your policy that are not discussed in this supplement.

For policies issued on or after __________ and with policy specification pages LN696-3, the prospectus dated May 1, 2010 is being amended as follows (in order of how these respective sections appear in the prospectus):

Changes to “Charges and Fees” (under “POLICY SUMMARY”, sub-section “Charges and Fees”):

“Table I: Transaction Fees” and its footnotes are deleted in their entirety and replaced by the following “Table I: Transaction Fees”, containing the amended “Charge for a Representative Insured” under the “Surrender Charge” section:

Charge	When Charge is Deducted	Amount Deducted
Maximum sales charge imposed on premiums (Premium Load) (Average of 3.0% of this Charge is used for state and federal tax obligations)	When you pay a premium.	7.0% of each premium payment in policy years 1-20 and 4.0% in policy years 21 and later.1
Surrender Charge*2
For up to 15 years from the Policy Date and up to 15 years from the effective date of each increase in specified amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your policy.  For up to 10 years from the Policy Date or up to 10 years from the effective date of each increase in specified amount, a Surrender Charge will be deducted at the time you effect a Reduction in Specified Amount.

Maximum Charge		$60.00 per $1,000 of specified amount.
Minimum Charge		$00.00 per $1,000 of specified amount.
Charge for a Representative Insured		For a male, age 45, standard non-tobacco, in year one the maximum Surrender Charge is $27.95 per $1,000 of specified amount.
Transfer Fee	Applied to any transfer request in excess of 24 made during any policy year.	$25

* These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from you financial advisor.

1 The maximum sales charge imposed on premiums (load) of 7.0% (4.0% in policy years 21 and later) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the policy owner resides.

2 During the life of the policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your policy’s Surrender Value as of the date of your request. If you wish to surrender more than 90% of your policy’s Surrender Value, you must request a Full Surrender of you policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your policy.)

“Table II: Periodic Charges Other Than Fund Operating Expenses” and its footnotes are deleted in their entirety and replaced by the following “Table II: Periodic Charges Other Than Fund Operating Expenses” which contains –

•	the amended Cost of Insurance Charge a Representative Insured
•	the amended Administrative Fee charge for a Representative Insured; and
•	the amended Policy Loan Interest charge.

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
Maximum Charge		$83.33 per month per $1,000 of Net Amount at Risk. Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate.
Minimum Charge		$0.00 per month per $1,000 of Net Amount at Risk.
Charge for a Representative Insured		For a male, age 45, standard non-tobacco, in year one the guaranteed maximum monthly cost of insurance rate is $0.20 per month per $1,000 of Net Amount at Risk.
Mortality and Expense Risk Charge (‘‘M&E’’)	Daily (at the end of each valuation day).	Daily charge as a percentage of the value of the Separate Account, guaranteed not to exceed an effective annual rate of 0.60%.3
Administrative Fee*	Monthly
A flat fee of $10 per month in all years.

In addition to the flat fee of $10 per month, for the first ten policy years from issue date or increase in specified amount, a monthly fee per dollar of initial specified amount or increase in specified amount as follows:

Maximum Charge		$2.56 per month per $1,000 of initial specified amount or increase in specified amount.
Minimum Charge		$0.01 per month per $1,000 of initial specified amount or increase in specified amount.
Charge for a Representative Insured		For a male age 45, standard non-tobacco, the maximum additional monthly charge is $0.13 per month per $1,000 of specified amount.
Policy Loan Interest	Annually	4.0% annually of the amount held in the loan account.4
No-Lapse Enhancement Rider	N/A	There is no charge for this rider.5
Overloan Protection Rider6	One-time charge when benefit is elected.	Maximum charge of 5% of the then current Accumulation Value.6
Optional Rider Charges		Individualized based on whether optional Rider(s) selected.
Premium Reserve Rider7	When you direct a premium to this rider.	4.0% of each premium payment allocated to the Rider.7
	When Rider Accumulation Value is transferred to policy during policy years 1-107	3.0% of amount transferred
Waiver of Monthly Deduction Rider8	Monthly	A percent of all other covered monthly charges.8
Maximum Charge		12.0% of all other covered monthly charges.
Minimum Charge		2.0% of all other covered monthly charges.
Charge for a Representative Insured		For a male, age 45, standard non-tobacco, the maximum percentage is 3.5% of all other covered monthly charges.
Change of Insured Rider	N/A	There is no charge for this rider.
Estate Tax Repeal Rider	One-time charge at issue.	$250

* These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.

3 Guaranteed at an effective annual rate of 0.60% in policy years 1-10; 0.20% in policy years 11-20; and 0.00% in policy years 21 and beyond.

4 Effective annual interest rate of 4.0% in years 1-10 and 3.1% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed “Policy Loans”, when you request a policy loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values.  Such amount is transferred to the Loan Account, which is part of the Company’s general account.  Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 3.0%.

5 There is no separate charge for the No-Lapse Enhancement Rider.  The Cost of Insurance Charge for the policy has been adjusted to reflect the addition of the rider to the policy.  See No-Lapse Enhancement Rider section for further discussion.

6 Accumulation Value of the policy is the sum of the Fixed Account value, the Separate Account Value, and the Loan Account value.  See Policy Values section for detailed discussion of how each value is calculated.

7 Allocations of Premium Payments to the rider are at your discretion.  Allocations of Premium Payments to the Rider are subject to the 4.0% charge shown in the Table and are not subject to the “Maximum Sales Charge Imposed on Premiums” shown in Table I.  This 4.0% charge is called the Premium Reserve Rider Premium Load.  Rider Accumulation Value allocated to the Separate Account is subject to the mortality and expense risk charge (which does not exceed 0.60% for policy years 1-10 and 0.20% for policy years 11 and later).

Transfers of Accumulation Value from the rider to the policy are not subject to the “Maximum Sales Charge Imposed on Premiums” shown in Table I, but are subject to a charge of 3.0% of the Accumulation Value transferred if such transfers are made during the first 10 policy years.  In addition, if you request a loan from the Accumulation Value of this rider, interest is charged at the same rate as for Policy Loans.  See Premium Reserve Rider section for further discussion.

8 These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. "Covered monthly charges" are the Monthly Deductions under the policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

Changes to “POLICY CHARGES AND FEES” section of the prospectus:

The following replaces the second paragraph of the “Full Surrenders” section:

For example, the Surrender Charge for a Full Surrender of a policy at the end of the tenth policy year for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000 which has not been increased would be; a) $11.26 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $11,260.

The following replaces the first sentence of the third paragraph of the “Cost of Insurance Charge” section:

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .00246627 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the Accumulation Value at the beginning of the policy month, and multiplying the result (the “Net Amount at Risk”) by the applicable cost of insurance rate as determined by the Company.

The following replaces the last two sentences of the “Policy Loan Interest” section:

The annual effective interest rate is 4.0% in years 1-10, 3.1% in years 11 and beyond. We will credit 3.0% interest on the Loan Account value in all years.

Changes to the “Riders” section under “YOUR INSURANCE POLICY” section of the prospectus:

The following replaces the death benefit examples under sub-section headed “No-Lapse Enhancement Rider – Death Benefits Under the Policy and the Rider ” and the first sentence of the paragraph that follows:

•	Insured: Male Standard Non-tobacco, age 45
•	Specified amount: $1,000,000
•	Annual premium payment: $12,500 paid annually at or before the beginning of each of the first 30 policy years
•	No Indebtedness on the policy
•	Death Benefit Option: 1 (level)
•	Benefit Selection Option: Not Elected
•	Assumed Investment Return: 8.00% gross (7.26% net)
•	No-Lapse Provision Guaranteed Minimum Death Benefit Percentage = 90% of Initial Specified Amount

End of Year	Age	Accumulation Value	Policy Death Benefit	No-Lapse Provision Death Benefit	Reset Account Value Provision Death Benefit	No-Lapse Enhancement Rider Death Benefit
10	55	117,079	1,000,000	900,000	1,000,000	1,000,000
20	65	347,971	1,000,000	900,000	1,000,000	1,000,000
30	75	812,636	1,000,000	900,000	1,000,000	1,000,000
40	85	1,623,901	1,705,096	900,000	-	900,000
50	95	3,208,733	3,240,820	900,000	-	900,000

The above example shows a policy that has sufficient Accumulation Value to remain in force. Thus, the No-Lapse Enhancement Rider is not needed to prevent the policy in the example above from lapsing. In this example, the death benefit option selected by the policy owner will determine the amount payable upon the death of the insured.

The example below uses all of the same assumptions as are used for the example above, except for the Assumed Investment Return set forth below:

•	Assumed Investment Return: 0.00% gross (-0.74% net)

End of Year	Age	Accumulation Value	Policy Death Benefit	No-Lapse Provision Death Benefit	Reset Account Value Provision Death Benefit	No-Lapse Enhancement Rider Death Benefit
10	55	72,850	1,000,000	900,000	1,000,000	1,000,000
20	65	131,863	1,000,000	900,000	1,000,000	1,000,000
25	80	144,163	1,000,000	900,000	1,000,000	1,000,000
30	75	128,534	1,000,000	900,000	1,000,000	1,000,000
40	85	-	-	900,000	-	900,000
50	95	-	-	900,000	-	900,000

The second example shows a policy in which the Accumulation Value declines to 0 in between policy years 30 and 40.

The following replaces the sample policy example illustrating the duration of lapse protection under sub-section headed “No-Lapse Enhancement Rider – Duration of No-Lapse Protection”:

Sample Policy

•	Insured: Male Standard Non-tobacco, age 45
•	Specified amount: $1,000,000
•	Benefit Selection Option: Not elected
•	Planned annual premium payment: $8,000

Duration of lapse protection:
1)	if premiums are received on the planned payment date each year: 479 months; or
2)	if premiums are received 30 days after the planned payment date each year: 476 months.

The following replaces the example under sub-section headed ““Benefit Selection Option”:

The following replaces the example shown with respect to a Male, 45 Years Old, Standard Non-tobacco:

Male, 45 Year Old, Standard Non-tobacco
Benefit Selection Option	Monthly Administrative Expense Fee	No-Lapse Monthly Administrative Expense Reference Fee	Result
Election: None	$0.12583 per thousand of Specified Amount (higher)	$0.33167 per thousand of Specified Amount (lower)	This option offers the best no-lapse protection available. The price of the protection is reflected in the higher Monthly Administrative Expense Fee.
Election: 100%	$0.04000 per thousand of Specified Amount (lower)	$0.34917 per thousand of Specified Amount (higher)
This option offers the least amount of no-lapse protection. The Monthly Administrative Expense Fee is reduced in exchange. Therefore, this option allows more money to be invested in the Sub-Accounts or allocated to the Fixed Account. However, the premiums which you must pay in order to satisfy the no-lapse requirements of the rider will increase.

Changes to “Policy Values” under “PREMIUMS” section of the prospectus:

The following replaces the last sentence of the eighth paragraph:
Interest is credited on the Loan Account at an effective annual rate of 3.0% in all years.

Changes to Changes to “DEATH BENFITS”, sub-section “Changes to the Initial Specified Amount and Death Benefit Options”:

The following replaces the language under the seventh and eighth paragraphs of “Changes to the Initial Specified Amount and Death Benefit Options”:

We may decline any request for reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the policy.

Also, because the death benefit qualification tests, as discussed below, require certain ratios between premium and death benefit and between policy Accumulation Value and death benefit, we may increase the policy’s death benefit above the specified amount in order to satisfy the test you elected.  If the increase in the policy’s death benefit causes an increase in the Net Amount at Risk, charges for the Cost of Insurance Charge will increase as well.

The following provision has been added under “DEATH BENEFITS” following the “Changes to the Initial Specified Amount and Death Benefit Options” provision:

Death Benefit Qualification Test

At the time you apply for the policy, you will have the opportunity to choose between the two death benefit qualification tests defined in Section 7702 of the Code, the “Cash Value Accumulation Test” and the “Guideline Premium Test”.  If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test.  Once your policy has been issued and is in force, the death benefit qualification test cannot be changed.

The Guideline Premium Test calculates the maximum amount of premium that may be paid to provide the desired amount of insurance for an Insured of a particular age.  Because payment of a premium amount in excess of this amount will disqualify the policy as life insurance, we will return to you any amount of such excess.  The test also applies a prescribed percentage factor, to determine a minimum ratio of death benefit to Accumulation Value.  A table of the applicable percentage factors will be included as a part of the policy specifications when you receive your policy.

The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the “Net Single Premium” required to fund the future benefits under the Policy.  (The “Net Single Premium” is calculated in accordance with Section 7702 of the Code and is based on the Insured’s age, risk classification and sex.)  At any time the Accumulation Value is greater than the Net Single Premium for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a percentage that is defined as $1,000 divided by the Net Single Premium.  A table of the applicable percentage factors will be included as a part of the policy specifications when you receive your policy.

The tests differ as follows:

(1)	The Guideline Premium Test expressly limits the amount of premium that you can pay into your policy, while the Cash Value Accumulation Test does not.

(2)
The factors that determine the minimum death benefit relative to the policy’s Accumulation Value are different and required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.

(3)
If you wish to pay more premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits the payment of higher amounts of premium.  Please note that payment of higher premiums could also cause your policy to be deemed a MEC (see Tax Issues, sub-section Policies that are MEC’s in your prospectus).

(4)	If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective.

(5)
While application of either test may require an increase in death benefit, any increase in the Cost of Insurance Charges that arises as a result of the increase in the policy’s Net Amount at Risk will generally be less under the Guideline Premium Test than under the Cash Value Accumulation Test.  This is because the required adjustments to the death benefit under the Guideline Premium Test is lower than which would result under the Cash Value Accumulation Test.

You should consult with a qualified tax advisor before choosing the death benefits qualification test.

Please ask your financial advisor for illustrations which demonstrate the impact of selection of each test on the particular policy, including any riders, which you are considering.

Changes to “POLICY LOANS” section of the prospectus:

The following replaces the last sentence of the sixth paragraph:

Interest on Policy Loans (from both the Premium Reserve Rider and the policy) accrues at an effective annual rate of 4.0% in years 1-10 and 3.1% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy.

The following replaces the last sentence of the seventh paragraph:

Lincoln Life credits interest to the loan account value (of both the Premium Reserve Rider and the Policy) at a rate of 3.0% in all years, so the net cost of your policy loan is 1.0% in years 1-10 and 0.1% thereafter.

Changes to Changes to “TAX ISSUES”, sub-section “Taxation of Life Insurance Contracts in General”:

The following replaces the language under the second paragraph of “Taxation of Life Insurance Contracts in General”:

The Code also recognizes a Cash Value Accumulation Test, which does not limit premiums paid, but requires the policy to maintain a minimum ratio between the death benefit and the policy’s Accumulation Value, depending on the insured’s age, gender, and risk classification.  We will only apply this test to the policy if you have advised us to do so at the time you applied for the policy.

Changes to “APPENDIX A”

The following amended Appendix A replaces, in full, the Appendix A currently in the prospectus.  The values have changed due to the changes in Charges and Fees described above:

APPENDIX A

EXAMPLE OF SURRENDER CHARGE CALCULATIONS:

The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, assumed investment return of 8.00% (7.26% net) and a planned annual Premium Payment of $15,000 (all amounts shown for the end of each policy year in each of the tables below are in dollars):

1)  Fully surrender the policy at the end of the representative policy years shown:

End of Year	Accumulation Value	Surrender Charge	Surrender Value
1	11,768	26,560	0
10	151,224	11,260	139,964
16	310,366	0	310,366

In the table above, the Surrender Charge at the end of year 1 would be:
c)	$26.56 multiplied by
d)	1,000 ($1,000,000 divided by 1,000), or $26,560.

2) Decrease the Initial Specified Amount by $500,000 from $1,000,000 to $500,000 at the end of the representative policy years shown:

End of Year	Surrender Charge
1	6,640
5	5,105
11	0

In the table above, the Surrender Charge at the end of year 1 would be:
c)	26.56 multiplied by
d)	250 ($500,000 minus $250,000 ($1,000,000 multiplied by 25%) divided by 1,000), or $6,640.

•
In the table above, Surrender Charges were only imposed on that part of the Reduction in Initial Specified Amount which exceeded 25% of the Initial Specified Amount. Therefore, only $250,000 of the requested $500,000 Reduction in the Initial Specified Amount is assessed a Surrender Charge.

3)  Increase the specified amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then Fully Surrender the policy at the end of the representative policy years shown:

End of Year	Accumulation Value	Surrender Charge on Initial $1,000,000 of Specified Amount	Surrender Charge on Additional $500,000 of Specified Amount	Total Surrender Charge	Surrender Value
9	124,179	13,240	14,330	27,570	96,609
12	179,225	7,050	11,375	18,425	160,800
16	270,120	0	6,865	6,865	263,255
21	419,977	0	0	0	419,977

In the table above, the surrender charge at the end of year 9 would be:
a)
  (i)   13.24 multiplied by
  (ii)  1,000 ($1,000,000 divided by 1,000), plus

b)
  (i)   28.66 multiplied by
  (ii)  500 ($500,000 divided by 1,000), or $27,570.

•	At the end of year 9 and 12, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional specified amount.
•	At the end of year 16, the Surrender Charge for the Initial Specified Amount would have expired.
•	At the end of year 21, the Surrender Charge for both the Initial and additional specified amount would have expired.

4)  Increase the specified amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then decrease the specified amount by $900,000 from $1,500,000 to $600,000 at the end of the representative policy year shown:

End of Year	Surrender Charge on Initial $1,000,000 of Specified Amount	Surrender Charge on Additional $500,000 of Specified Amount	Total Surrender Charge
9	1,986	10,748	12,734
12	0	8,532	8,532
21	0	0	0

In the table above, the surrender charge at the end of year 9 would be:
a)
  (i)   13.24 multiplied by
  (ii)  150 ($400,000 minus $250,000 ($1,000,000 multiplied by 25%) divided by 1,000), plus

b)
  (i)   28.66 multiplied by
  (ii)  375 ($500,000 minus $125,000 ($500,000 multiplied by 25%), divided by 1,000), or $12,734.

•
In the table above, Surrender Charges were only imposed on that part of the Reduction in Initial Specified Amount which exceeded 25% of the Initial Specified Amount and on that part of the reduction of the increase in specified amount which exceeded 25% of the increase in specified amount. Therefore, only $375,000 of the $500,000 increase in specified amount being surrendered is assessed a Surrender Charge and only $150,000 of the $400,000 of the Initial Specified Amount being reduced is assessed a Surrender Charge.

•	At the end of year 9, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional specified amount.
•	At the end of year 12, the Surrender Charge for the Initial Specified Amount would have expired after year 10.
•	At the end of year 21, the Surrender Charge for both the Initial and additional specified amount would have expired after year 17.

PART C - OTHER INFORMATION

Item 27. EXHIBITS

(1) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account(2)

(2) N/A

(3)           (a) Principal Underwriting Agreement between Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. (5)

(4)           (a) Policy Form LN696 NY (8)
(b) Change of Insured Rider - Policy Form LR496 NY(6)
(c) Estate Tax Repeal Rider - Policy Form LR511 NY(9)
(d) No-Lapse Enhancement Rider - Policy Form LR696-07 NY (8)
(e) Overloan Protection Rider - Policy Form LR540 (8)
(f) Premium Reserve Rider - Policy Form LR543 NY (8)
(g) Waiver of Monthly Deduction Rider - Policy Form LR436 LNY, LR437
LNY(3)

(5)           (a) Application - Policy Form LFF06321-18 (13)
(b) Addendum to Application - Policy Form LFF06322-18 (13)

(6)       (a) Articles of Incorporation of Lincoln Life & Annuity Company of New
York(1)

(b) Bylaws of Lincoln Life & Annuity Company of New York(1)

(7)           Form of Reinsurance Contracts (8)

(8)           Fund Participation Agreements, and amendments thereto, between Lincoln Life
& Annuity Company of New York and:

(a) AllianceBernstein Variable Products Series Fund, Inc. (10)
(b) American Funds Insurance Series(10)
(c) American Century Investments Variable Portfolios, Inc. (10)
(d) BlackRock Variable Series Funds, Inc. (10)
(e) Delaware VIP Trust(10)
(f) DWS Variable Series II (10)
(g) Fidelity Variable Insurance Products(10)
(h) Franklin Templeton Variable Insurance Products Trust(10)
(i) Lincoln Variable Insurance Products Trust(10)
(j) MFS Variable Insurance Trust(7)
(k) PIMCO Variable Insurance Trust (10)

(9)           (a) Accounting and Financial Administration Services Agreement dated
October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance
Company and Lincoln Life & Annuity Company of New York.(11)

(b) Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(4)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esquire (Filed herewith)

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (Filed by Amendment)

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(10)

___________________________________________________________
(1) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2, 2007.

(2) Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(3) Incorporated by reference to Registration Statement on Form S-6 (File No. 333-42507) filed on December 17, 1997.

(4) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.

(5) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-4 (File No. 333-145531) filed on November 16, 2007.

(6) Incorporated by reference to Post-Effective Amendment No. 7 on Form S-6 (File No. 333-42507) filed on April 20, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 4 on Form N-4 (File No. 333-141768) filed on April 2, 2009.

(8) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.

(9) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-52194) filed on November 13, 2001.

(10) Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-155333) filed on April 1, 2010.

(11) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) on November 28, 2007.

(12) Incorporated by reference to Post-Effective Amendment No. 11 on Form N-4 (File No. 333-145531) filed on August 26, 2010.

(13) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File N. 333-148917) filed on April 2, 2009.

Item 27. Directors and Officers of the Depositor

Name                                                            Positions and Offices with Depositor
--------------------------------                                      ---------------------------------------------------------------
Charles C. Cornelio**	Executive Vice President and Chief Administrative Officer and Director
Frederick J. Crawford**	Executive Vice President, Chief Financial Officer and Director

Robert W. Dineen***                                         Director

Lawrence A. Samplatsky****                           Vice President and Chief Compliance Officer

Dennis R. Glass**                                                President, Chief Executive Officer and Director

George W. Henderson, III                                   Director
Granville Capital
300 North Greene Street
Greensboro, NC 27401

Mark E. Konen*****                                           Senior Vice President and Director

M. Leanne Lachman                                             Director
870 United Nations Plaza, #19-E
New York, NY 10017

Louis G. Marcoccia                                               Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 South Crouse Avenue
Syracuse, NY 13244

Patrick S. Pittard                                                     Director
20 Cates Ridge
Atlanta, GA 30327

Robert O. Sheppard*                                            Second Vice President, Secretary and General Counsel

* Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY
13202

** Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

*** Principal business address is Center Square West Tower, 1500 Market
Street, Suite 3900, Philadelphia, PA 19102-2112

**** Principal business address is 350 Church Street, Hartford, CT 06103

***** Principal business address is 100 North Greene Street, Greensboro, NC
27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (12)

Item 29. Indemnification

(a) Brief description of indemnification provisions:

In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.

Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions.  Indemnification is permitted by, and is subject to the requirements of, New York law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Lincoln Financial Distributors, Inc. currently serves as Principal Underwriter for; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

(b) Officers and Directors of Lincoln Financial Distributors, Inc.:

Name                                                             Positions and Offices with Underwriter
------------------------                                                      ---------------------------------------------------------------------

Anant Bhalla*                                                                Vice President and Treasurer
Patrick J. Caulfield**                                                     Vice President and Chief Compliance Officer
Joel Schwartz*                                                               Vice President and Director
James Ryan*                                                                  Vice President and Director
Keith S. Ryan***                                                          Vice President and Chief Financial Officer
Wilford H. Fuller*                                                          President, Chief Executive Officer and Director
Linda Woodward***                                                    Secretary

* Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

** Principal business address is 350 Church Street, Hartford, CT 06103

*** Principal business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

**** Principal business address is 100 Madison Street, Suite 1860, Syracuse,
NY 13202

(c) N/A

Item 31. Location of Accounts and Records

Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life & Annuity Flexible Premium Variable Life Account M, has duly caused this Post-Effective Amendment Number 8 to the Registration Statement (File No.: 333-148917; 811-08559; CIK: 0001051629) on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut, on the 20th day of September, 2010.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(a) under the Securities Act of 1933.

Lincoln Life & Annuity Flexible Premium Variable Life Account M
(Registrant)

/s/ Joshua R. Durand
By: ______________________________________
Joshua R. Durand
Assistant Vice President
Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Company of New York
(Depositor)

/s/ Joshua R. Durand
By:  ____________________________________
Joshua R. Durand
Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 8 to the Registration Statement on Form N-6 (File No.: 333-148917; 811-08559; CIK: 0001051629) has been signed below on September 20, 2010 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

Signature                                                                Title

/s/ Dennis R. Glass *
______________________________	President
Dennis R. Glass

/s/ Charles C. Cornelio *
______________________________                          Executive Vice President; Chief Administration Officer and Director
Charles C. Cornelio

/s/ Frederick J. Crawford *
______________________________                          Executive Vice President, Chief Financial Officer and Director
Frederick J. Crawford

/s/ C. Phillip Elam II *
______________________________                          Senior Vice President, Chief Investment Officer
C. Phillip Elam II

/s/ Robert W. Dineen *
______________________________                          Director
Robert W. Dineen

/s/ George W. Henderson, III *
______________________________                          Director
George W. Henderson, III

/s/ Mark E. Konen *
______________________________                          Director
Mark E. Konen

/s/ M. Leanne Lachman *
______________________________                          Director
M. Leanne Lachman

/s/ Louis G. Marcoccia *
______________________________                           Director
Louis G. Marcoccia

/s/ Patrick S. Pittard *
_____________________________                             Director
Patrick S. Pittard

/s/ John L. Reizian
*By:________________________________________
John L. Reizian
Attorney-in-Fact, pursuant to a Power-
of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Kelly D. Clevenger, Christine S. Frederick, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: 333-141788; 333-141779; 333-141767; 333-141771; 333-141775; 333-141782; 333-141785; 333-141789; 333-141790; 333-148917; 333-155333
LLANY Separate Account R for Flexible Premium Variable Life: 333-141768; 333-141772; 333-141776; 333-141780; 333-141784; 333-141786; 333-149053
LLANY Separate Account S for Flexible Premium Variable Life: 333-141777; 333-141773; 333-141769
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: 333-141770; 333-141774; 333-141778; 333-141783; 333-141781; 333-141787; 333-159954
Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B: 33-77496

Variable Annuity Separate Accounts:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756; 333-141758; 333-141761; 333-141754; 333-141763; 333-141766; 333-147675; 333-148207; 333-147710
Lincoln Life & Annuity Variable Annuity Account L: 333-141755
Lincoln New York Account N for Variable Annuities: 333-141752; 333-141757; 333-141759; 333-141760; 333-141765; 333-141762; 333-145531; 333-148208; 333-147673; 333-147711; 333-149449

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

CAUTION TO THE PRINCIPAL:  Your Power of Attorney is an important document.  As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you.  You do not lose your authority to act even though you have given your agent similar authority.  When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest.  “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.  Your agent can act on your behalf only after signing the Power of Attorney before a notary public.  You can request information from your agent at any time.  If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.  You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind.  If you are no longer of sound mind, a court can remove an agent for acting improperly.  Your agent cannot make health care decisions for you.  You may execute a “Health Care Proxy” to do this.

The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15.  This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.  If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature                                                                Title

/s/ Dennis R. Glass *
______________________________	President
Dennis R. Glass

/s/ Charles C. Cornelio *
______________________________                          Executive Vice President; Chief Administration Officer and Director
Charles C. Cornelio

/s/ Frederick J. Crawford *
______________________________                          Executive Vice President, Chief Financial Officer and Director
Frederick J. Crawford

/s/ C. Phillip Elam II *
______________________________                          Senior Vice President, Chief Investment Officer
C. Phillip Elam II

/s/ Robert W. Dineen *
______________________________                          Director
Robert W. Dineen

/s/ George W. Henderson, III *
______________________________                          Director
George W. Henderson, III

/s/ Mark E. Konen *
______________________________                          Director
Mark E. Konen

/s/ M. Leanne Lachman *
______________________________                          Director
M. Leanne Lachman

/s/ Louis G. Marcoccia *
______________________________                          Director
Louis G. Marcoccia

/s/ Patrick S. Pittard *
_____________________________                             Director
Patrick S. Pittard

IMPORTANT INFORMATION FOR THE AGENT:  When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal.  This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked.  You must:

(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)           avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)
disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner:  (Principal’s Name) by (Your Signature) as Agent, or (Your Signature) as Agent for (Principal’s Name).

You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney.  If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest.  You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed.  If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.

Liability of agent:  The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15.  If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

We, Delson R. Campbell, Kelly D. Clevenger, Christine S. Frederick, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
____________________________________
Delson R. Campbell

/s/ Kelly D. Clevenger
____________________________________
Kelly D. Clevenger

/s/ Christine S. Frederick
____________________________________
Christine S. Frederick

/s/ Brian A. Kroll
____________________________________
Brian A. Kroll

/s/ John L. Reizian
____________________________________
John L. Reizian

/s/ Lawrence A. Samplatsky
____________________________________
Lawrence A. Samplatsky

/s/ John D. Weber
____________________________________
John D. Weber

Version: February 2010